Exhibit 10.11

AMENDMENT SIX

To

LIMITED EXCLUSIVE

PATENT LICENSE AGREEMENT

For

DIAGNOSTIC KIOSK

For Food Safety, Water Quality Monitoring, and

Human/Veterinary Clinical Diagnostics

Between

LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

and

BIONOMICS DIAGNOSTICS, INC.,

a wholly-owned subsidiary of LexaGene Holdings, Inc.

LLNL Case No. TL02679

Lawrence Livermore National Laboratory

Innovation and Partnerships Office

P.O. Box 808, L-795, Livermore, CA 94551

January 24, 2022

Bionomics Diagnostics, Inc., a wholly-owned subsidiary	Diagnostic Kiosk
of LexaGene Holdings, Inc.	Amendment Six

AMENDMENT SIX
January 24, 2022
to

License Agreement - LLNL Case Number TL02679
for Diagnostic Kiosk
between Lawrence Livermore National Security, LLC and
Bionomics Diagnostics, Inc., a wholly owned subsidiary of LexaGene Holdings, Inc.

effective June 22, 2015

This Amendment Six to the License Agreement by and between Lawrence Livermore National Security, LLC ("LLNS") and Bionomics Diagnostics, Inc. ("LICENSEE") is effective as of the date of execution of this Amendment by the last signing Party. This Amendment and the associated License Agreement are subject to overriding obligations to the Federal Government pursuant to the provisions of LLNS's Contract No DE-AC52-07NA27344 with the United States Department of Energy ("DOE") for the operation of the Lawrence Livermore National Laboratory ("LLNL").

This Amendment Six will modify Article 21 (NOTICES), to update the address for LLNS, and Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS), to update the performance obligations. All other terms and conditions remain the same.

Therefore, in consideration of the mutual covenants and obligations recited herein, LLNS and LICENSEE hereby amend the License Agreement as follows:

1.	Article 21 (NOTICES)

Delete this section in its entirety and replace with the following:

If to Licensee:

Bionomics Diagnostics, Inc.,

a wholly-owned subsidiary

LexaGene Holdings, Inc.

Suite 303, 750 West Pender Street
Vancouver, BC V6C 2T7 Canada

Attention: Dr. Jack Regan

Phone: (604) 681-0084

Fax: (604) 681-0094

If to LLNS (all correspondence and reports):

Lawrence Livermore National Laboratory Innovation and Partnerships Office

P.O. Box 808, L-779

7000 East Avenue, L-779

Livermore, CA 94550

Attention: Director, Innovation and Partnerships Office

Email: ipo-royalties@llnl.gov

For payments to LLNS (including copies of royalty reports):

Lawrence Livermore National Laboratory

Cash Management, L-435

P.O. Box 5517

Livermore, CA 94551

22GM0124	1	TL02679.6 Amendment Six

Bionomics Diagnostics, Inc., a wholly-owned subsidiary	Diagnostic Kiosk
of LexaGene Holdings, Inc.	Amendment Six

2.	Exhibit B (RIGHTS GRANTED AND PERFORMANCE OBLIGATIONS), Paragraph B.5 (Performance Obligations)

Delete Paragraph B.5 in its entirety and replace with the following:

B.5	Performance Obligations
B.5.1	LICENSEE will complete proof-of-concept prototype by January 31, 2018.
B.5.2	LICENSEE will achieve First Commercial Sale ("FCS") in the United States by December 31, 2020.
B.5.3	LICENSEE will research veterinary diagnostics markets in the United States by December 31, 2020.
B.5.4	LICENSEE will achieve cumulative sales of more than Ten Million Dollars ($10,000,000) within three (3) years of FCS.
B.5.5	RESERVED
B.5.6	The sales requirements specified above may, by mutual written consent of LICENSEE and LLNS, be amended and/or extended at the written request of LICENSEE to LLNS, based upon legitimate business reasons specified in reasonable detail in such written request.
B.5.7	The first progress report will be due on February 28, 2016.
B.5.8	LICENSEE will diligently proceed to commercially develop, file relevant regulatory applications for, and attempt to obtain relevant regulatory commercialization approvals with respect to the manufacturing, marketing, and sale of Licensed Products.

This space intentionally left blank.

22GM0124	2	TL02679.6 Amendment Six

Bionomics Diagnostics, Inc., a wholly-owned subsidiary	Diagnostic Kiosk
of LexaGene Holdings, Inc.	Amendment Six

Both LLNS and LICENSEE have executed this Agreement by their respective authorized representatives on the day and year hereinafter.

BIONOMICS DIAGNOSTICS, INC., a wholly-owned subsidiary of LexaGene Holdings, Inc		LAWRENCE LIVERMORE NATIONAL SECURITY, LLC

By:	/s/ Jack Regan	By:	/s/ Richard Rankin

Name:	Jack Regan	Name:	Richard A. Rankin

Title:	Chief Executive Officer	Title:	Director, Innovation and Partnerships Office

Date Signed:	01/24/22	Date Signed:	01/26/2022

22GM0124	3	TL02679.6 Amendment Six